SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549


                               FORM 8-K/A
                            AMENDMENT NO. 1

                             CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)  March 6, 1995



                         ALBA-WALDENSIAN, INC.
         (Exact name of registrant as specified in its charter)



          Delaware                      1-6150               56-0359780
(State or other jurisdiction         (Commission            (IRS Employer
       of incorporation)             File Number)         Identification No.)



201 St. Germain Avenue, S.W., P.O. Box 100, Valdese, NC         28690
       (Address of principal executive offices)               (Zip Code)


  Registrant's telephone  number, including area code    (704) 874-2191


                             Not applicable
     (Former name or former address, if changed since last report.)


                                         Page 1 of 19 Pages

            Item 7.   Financial Statements and Exhibits.

               (a)  Financial Statements of Businesses Acquired.


                                  Page 2 of 19 Pages

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Board of Directors of
Kayser-Roth Corporation:

    We have audited the accompanying statements of assets available for sale of the Balfour Healthcare Products Division (the Division) of Kayser-Roth Corporation (a Delaware corporation) (the Company) as of December 31, 1994, and January 28, 1994, and the related statements of revenues and selected expenses for the period from January 29, 1994, to December 31, 1994, and for each of the two fiscal years in the period ended January 28, 1994. These financial statements are the responsibility of the Companyis management. Our responsibility is to express an opinion on these financial statements based on our audits.


    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


    The accompanying statements of assets available for sale and the statements of revenues and selected expenses have been prepared pursuant to the Asset Purchase Agreement dated March 6, 1995, between Kayser-Roth Corporation and Alba-Waldensian, Inc. as discussed in Note 2 and are not intended to be a complete presentation of the assets, liabilities, revenues or expenses of Kayser-Roth Corporation.


    In our opinion, the statements referred to above present fairly, in all material respects, the assets of the Balfour Healthcare Products Division of Kayser-Roth Corporation available for sale and the related revenues and selected expenses pursuant to the Asset Purchase Agreement dated March 6, 1995, on the basis of accounting as described in Note 3 to the financial statements.


                            (Signature of Arthur Andersen LLP appears here)

Charlotte, North Carolina,
     May 4, 1995.

                                  Page 3 of 19 Pages

                   BALFOUR HEALTHCARE PRODUCTS DIVISION OF
                           KAYSER-ROTH CORPORATION

                    STATEMENTS OF ASSETS AVAILABLE FOR SALE
                 AS OF DECEMBER 31, 1994, AND JANUARY 28, 1994
                                (IN THOUSANDS)





                                                         SUCCESSOR         PREDECESSOR
                                                             BASIS               BASIS
                                                    (NOTES 1 AND 3)     (NOTES 1 AND 3)
                                                      DECEMBER 31,         JANUARY 28,
                                                              1994                1994

ACCOUNTS RECEIVABLE (Note 5)                       $         1,796     $         1,501
INVENTORIES, net (Notes 4 and 6)                             1,162                 945
SUPPLIES INVENTORIES AND PREPAID EXPENSES (Note 4)              50                  54
           Total current assets                              3,008               2,500
PROPERTY, PLANT AND EQUIPMENT, net (Notes 4 and 7)           4,075               1,541
           Total assets available for sale         $         7,083     $         4,041



                The accompanying notes to financial statements
                   are an integral part of these statements.

                                  Page 4 of 19 Pages

                     BALFOUR HEALTHCARE PRODUCTS DIVISION OF
                             KAYSER-ROTH CORPORATION

                   STATEMENTS OF REVENUES AND SELECTED EXPENSES
         FOR THE PERIOD FROM JANUARY 29, 1994, TO DECEMBER 31, 1994, AND
        EACH OF THE TWO FISCAL YEARS IN THE PERIOD ENDED JANUARY 28, 1994
                                  (IN THOUSANDS)


                                      SUCCESSOR BASIS      PREDECESSOR BASIS
                                      (NOTES 1 AND 3)        (NOTES 1 AND 3)
                                       DECEMBER 31,     JANUARY 28,  JANUARY 30,
                                       1994 (11 MONTHS)      1994        1993
NET SALES (Note 5)                         $13,785         $14,189    $13,891
COST OF SALES (Note 10)                     10,345          11,269     11,132
           Gross profit                      3,440           2,920      2,759
SELLING, MARKETING AND DISTRIBUTION
  EXPENSES (Note 11):
  Marketing                                     25              11         33
  Selling                                      751             785        671
  Distribution                                 532             595        561
                                             1,308           1,391      1,265
OPERATING INCOME BEFORE INTEREST AND TAXES
  (Note 10)                                $ 2,132         $ 1,529    $ 1,494

                 The accompanying notes to financial statements
                    are an integral part of these statements.

                                  Page 5 of 19 Pages

                    BALFOUR HEALTHCARE PRODUCTS DIVISION OF
                            KAYSER-ROTH CORPORATION

                         NOTES TO FINANCIAL STATEMENTS
                    DECEMBER 31, 1994, AND JANUARY 28, 1994
                                 (IN THOUSANDS)

1. ORGANIZATION AND DESCRIPTION OF BUSINESS:


    Kayser-Roth Corporation (Kayser-Roth -- or the Company) was incorporated in Delaware in August 1985 and was subsequently acquired by Collins & Aikman Group, Inc. (Group or Seller) on August 1, 1985. The Company manufactures and markets a complete line of brand name and private label menis and womenis hosiery and hosiery-related products. The Balfour Healthcare Products Division (the Division) manufactures apparel products for the health care industry such as footies, cuffs, cloth gloves, joint pads for patients, etc. in the Companyis Rockwood, Tennessee manufacturing facility. The Divisionis products are sold primarily to medical supply companies.


ACQUISITION OF KAYSER-ROTH


    On January 28, 1994, Legwear Acquisition Corporation (Legwear) (a wholly owned subsidiary of Legwear Holdings Corporation (Holdings)), acquired 100% of the common stock of Kayser-Roth. The acquisition was accounted for under the purchase method of accounting. Accordingly, the aggregate purchase price was allocated based on the estimated fair value of assets acquired and liabilities assumed. As part of the purchase allocation, property, plant and equipment of the Division was recorded at fair value, which resulted in a step-up of approximately $1,450.



2. ASSET PURCHASE AGREEMENT:


    On March 6, 1995, the Company entered into an Asset Purchase Agreement (the Agreement) whereby the operating assets of the Division and the manufacturing facility were sold to Alba-Waldensian, Inc. (the Buyer) for $14,956. The accompanying statements of assets available for sale and statements of revenues and selected expenses have been prepared pursuant to the Agreement and include only those assets purchased and liabilities assumed related to the Division, and the manufacturing facility. Significant excluded assets under the Agreement include cash, inventory and equipment related to the Companyis sock manufacturing operation, certain computer hardware and software and intellectual property. Substantially all related liabilities will not be assumed by the Buyer, including accounts payable, accrued expenses and debt. The only significant assumed liability is an obligation under an equipment lease (Notes 12 and 13).


    The Agreement provides that the Buyer's indemnification claims must exceed $250, subject to certain limitations, before they may be asserted against the Company. The Company's maximum indemnification obligation is limited to $7,075.

                                  Page 6 of 19 Pages

3.  BASIS OF PRESENTATION:


    The accompanying financial statements have been prepared on the basis of accounting as specified in the Agreement and include only those assets of the Division and the related manufacturing facility, that were purchased by the Buyer pursuant to the terms of the Agreement. The statements of assets available for sale as of January 28, 1994, and related statements of revenues and selected expenses for each of the two fiscal years in the period ended January 28, 1994, are presented on the historical predecessor company basis. The statement of assets available for sale as of December 31, 1994, and the statement of revenues and selected expenses for the period from January 29, 1994, to December 31, 1994, are presented on the historical successor company basis which reflects the purchase accounting adjustments resulting from the acquisition of Kayser-Roth on January 28, 1994 (see Note 1).


    The accompanying statements of revenues and selected expenses represent those revenues and direct expenses of the Division, prior to the allocation of corporate-level interest and taxes.



4. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:


FISCAL YEAR


    Through January 28, 1994, the Division's fiscal year ended on the last Saturday in January. Fiscal 1993 reflects a 52-week year which ended on January 28, 1994. Following the acquisition, the Company adopted a fiscal year ending on the last Saturday in December. As such, fiscal 1994 reflects a 48-week period which ended on December 31, 1994.


INVENTORIES


    Inventories are stated at the lower of cost (first-in, first-out method) or market and include the costs of raw materials, direct labor and manufacturing overhead. Allowances are established to reduce the cost of excess and obsolete inventories to their estimated net realizable value.


SUPPLIES INVENTORIES


    Supplies inventories consist primarily of repair parts and expendable operating supplies and are carried at the lower of cost or net realizable value.



PROPERTY, PLANT AND EQUIPMENT


    Property, plant and equipment are stated at predecessor basis historical cost at January 28, 1994, and at successor basis historical cost at December 31, 1994, which reflects the fair value adjustments resulting from the acquisition of Kayser-Roth. Depreciation is recorded using the straight-line method for financial reporting purposes over estimated useful lives ranging from 3 to 40 years.

                                  Page 7 of 19 Pages

5.  REVENUE RECOGNITION AND CONCENTRATION OF CREDIT RISK:


    The Division recognizes revenue upon the shipment of products to its customers.


    The Company provides credit services for the Division. Substantially all of the Division's accounts receivable are concentrated in the health care industry. In the normal course of business, the Company extends credit, on open accounts, to its customers after a credit analysis based on a number of financial and other criteria. The Company performs ongoing credit evaluations of its customers financial conditions, but generally does not require collateral. Allowances are maintained for potential credit losses, and such losses have been within management's expectations.


    The Division has three significant customers whose net sales and accounts receivable are 47%, 53% and 56%, and 34%, 35% and 40%, respectively, of the Division's totals for periods ending December 31, 1994, January 28, 1994, and January 30, 1993, respectively.


    Under the Agreement, the Buyer may require the Company to repurchase at face value uncollected accounts receivable after 120 days following the closing date.



6.INVENTORIES:


    Inventories consisted of the following at December 31, 1994, and January 28, 1994:

                         DECEMBER 31,      JANUARY 28,
                            1994             1994

        Raw materials      $ 279          $       274
        Work in process      140                   84
        Finished goods       802                  643
                           1,221                1,001
        Less - Reserves      (59)                (56)
                          $1,162          $      945

                                  Page 8 of 19 Pages

7.  PROPERTY, PLANT AND EQUIPMENT, NET:

    Property, plant and equipment consists of the following:



                                               (SUCCESSOR     (PREDECESSOR
                                            BASIS - NOTES 1   BASIS - NOTES 1
                                                 AND 3)          AND 3)

                                              DECEMBER 31,    JANUARY 28,
                                                  1994           1994
[S]                                              [C]            [C]
Land and land improvements                       $   96         $   154
Buildings                                         2,500           1,854
Machinery and equipment                           1,726           2,336
Construction in process                               8              17
                                                  4,330           4,361
Less - Accumulated depreciation                    (255)         (2,820)
                                                 $4,075         $ 1,541


    Depreciation expense was $146, $158 and $174 for the periods ending December 31, 1994, January 28, 1994, and January 30, 1993, respectively. The depreciation expense only relates to the portion of property, plant and equipment used by the Division.



8. COMMITMENTS AND CONTINGENCIES:


LITIGATION


    The Company is subject to various legal proceedings and claims arising in the ordinary course of business. In management's opinion, the outcome of the aforementioned matters is not likely to have a material adverse effect on the Division's financial position or results of operations.


ENVIRONMENTAL MATTERS


    The Division's operations are subject to environmental regulation in the jurisdiction in which it operates. The Company believes that the Division's operations currently comply in all material respects with the current requirements of environmental laws and regulations.

                                  Page 9 of 19 Pages

9.  EMPLOYEE BENEFIT PLANS:

PENSION PLAN
    The Company has a defined benefit pension plan covering substantially all employees who meet certain eligibility requirements, including the employees of the Division. This liability was not assumed by the Buyer. Plan benefits are based primarily on years of service and employee's compensation. Funding of retirement costs for the plan complies with the minimum funding requirements specified by the Employee Retirement Income Security Act. Estimated expenses of the plan related to the Division and included in the accompanying statements of revenues and selected expenses, amounted to $60, $75 and $67 for the periods ended December 31, 1994, January 28, 1994, and January 30, 1993, respectively.


DEFINED CONTRIBUTION PLAN


    The Company sponsors a defined contribution plan covering employees who meet certain eligibility requirements. Company contributions are based on a formula as specified in the plan agreement. This liability was not assumed by the Buyer. Estimated Company contributions for the Division related to this plan and included in the accompanying statements of revenues and selected expenses were $8, $10 and $8 for the periods ending December 31, 1994, January 28, 1994, and January 30, 1993, respectively.



10.  ALLOCATED EXPENSES:


    Corporate general and administrative expenses are allocated to the Division based on plant production and labor dollars and are included in cost of sales. Interest and taxes are not included in the corporate allocation.



11.  SELLING AND DISTRIBUTION EXPENSES:


    Selling and distribution expenses consist primarily of direct payroll and other costs incurred by the Division and do not include any allocations from the Company.



12.  LEASE COMMITMENTS:


    The Company is obligated under an operating lease on behalf of the Division for certain knitting equipment used by the Division. The lease commenced in May 1993 for a term of 60 months and was assumed in the Agreement. The future minimum lease payments at December 31, 1994, are as follows:

                    1995             $100
                    1996              100
                    1997              100
                    1998               33

                                  Page 10 of 19 Pages

    Rent expense under the operating lease related to the Division and included in the accompanying statements of revenues and selected expenses amounted to $91, $75 and $0 for the periods ended December 31, 1994, January 28, 1994, and January 30, 1993, respectively.



13.  ASSUMED LIABILITIES:


    As discussed in Note 2, certain liabilities were to be assumed in connection with the Agreement. At December 31, 1994, and January 28, 1994, accrual requirements related to the liabilities to be assumed were not significant.

                                  Page 11 of 19 Pages

      (b)  Pro Forma Financial Information.

                      ALBA-WALDENSIAN, INC.

      PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     On March 6, 1995, Alba-Waldensian, Inc. ("the Company") acquired the operating assets and manufacturing facility of the Balfour Healthcare Products Division of Kayser-Roth Corporation ("Balfour Healthcare Products") (the "Division") for a cash price of $14,956,000, subject to certain post closing adjustments. The Company financed the acquisition from borrowings under its credit facility.

     The acquisition will be accounted for as a purchase, with net assets acquired recorded at estimated fair values, and the result of the Division's operations included in the Company's consolidated financial statements from the date of acquisition.

     The accompanying condensed consolidated financial statements illustrate the effect of the acquisition ("Pro Forma") on the
Company's financial position and results of operations. The condensed consolidated balance sheet as of December 31, 1994 is based on the historical balance sheets of the Company and the Division as of that date and assumes the acquisition took place on that date. The condensed consolidated statement of income for the year ended December 31, 1994 of the Company is based on the historical statement of income for that period. The condensed consolidated statement of income for Division is based on the historical statement of income for the twelve month period ended January 28, 1995. The pro forma condensed consolidated statement of income assumes the acquisition took place at the beginning of the period.

     The pro forma condensed consolidated financial statements should be read in connection with the historical financial statements of the Company and the Division.




                                 Page 12 of 19 Pages

                                PROFORMA

                         ALBA-WALDENSIAN, INC.
             PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              (Unaudited)

                           DECEMBER 31, 1994
                             (in thousands)

                                               Alba-Waldensian,      Balfour          Pro Forma
                                                    Inc.            Healthcare       Adjustments
                                                                     Products
                                                                                                       Pro Forma
ASSETS

Accounts receivable, net                           $7,427            $1,796                               $9,223
Inventories, net                                   17,264             1,162                               18,426
Other current assets                                  711                50               44 (1)             805
Total current assets                               25,402             3,008                               28,454

Property, plant and equipment, net                 11,605             4,075           (1,344)(1)          14,336
Cost in excess of net assets acquired                   0                 0            9,217 (1)           9,217
Other assets                                          723                 0                                  723

Total assets                                      $37,730            $7,083                              $52,730

LIABILITIES AND STOCKHOLDERS' EQUITY

Short-term borrowings and lines of credit          $1,178                $0                               $1,178
Current maturities of long-term debt                  500                 0            1,388 (1)           1,888
Other current liabilities                           3,857                 0                                3,857
Total current liabilities                           5,535                 0                                6,923

Long-term debt                                      1,000                 0           13,612 (1)          14,612
Other long-term liabilities                         2,102                 0                                2,102

Total liabilities                                   8,637                 0                               23,637

Net assets                                              0             7,083           (7,083)(1)               0
Stockholders' equity                               29,093                 0                               29,093

Total liabilities and stockholders' equity        $37,730            $7,083                              $52,730

  See Notes to Pro Forma Consolidated Financial Statements (Unaudited)



                                                       Page 13 of 19 Pages

                                PROFORMA

                         ALBA-WALDENSIAN, INC.
          PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                              (Unaudited)

                (in thousands, except per share amounts)



                                   Alba-Waldensian
                                        Inc.             Balfour Healthcare Products
                                                  Eleven month   One month     Twelve month
                                     Year ended   period ended  period ended   period ended
                                     December 31,  December 31,   January 28,   January 28,        Pro Forma
                                        1994          1994           1995          1995           Adjustments Pro Forma


Net sales                              $56,507       $13,785        $1,236       $15,021                      $71,528
Cost of sales                           42,252        10,345           895        11,240           (51)(2)     53,441
Gross margin                            14,255         3,440           341         3,781                       18,087

Selling, general and administrative
     expenses                           11,008         1,308          100          1,408           600  (3)    13,016
Operating income                         3,247         2,132           241         2,373                        5,071

Interest expense                           275             0             0             0           918 (4)      1,193
Other (income) expense                    (178)            0             0             0                         (178)
Income before income taxes               3,150         2,132           241         2,373                        4,056

Provision for income taxes               1,204             0             0             0           337 (5)      1,541

Net income                              $1,946        $2,132          $241        $2,373                       $2,515

Net income per common share              $1.05                                                                  $1.36

Weighted average number of
    shares outstanding               1,848,671                                                              1,848,671



  See Notes to Pro Forma Consolidated Financial Statement (Unaudited)


                          Page 14 of 19 Pages

                         ALBA-WALDENSIAN, INC.

               NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                    FINANCIAL STATEMENTS (UNAUDITED)


          Note A - The pro forma adjustments to the condensed consolidated balance sheet are as follows:

               (1) To reflect the acquisition of Balfour Healthcare Products and the allocation of the purchase price on the basis of the estimated fair values of the assets acquired.

                    The components of the purchase price and its allocation to the assets of Balfour Health-care Products are as follows (in thousands):

                    Components of purchase price:
                         Cash from variable loan rate term loan        $15,000
                         Excess cash received from term loan proceeds  (    44)
                    Net purchase price to be allocated                  14,956

                    Allocation of purchase price:
                         Stockholders' equity                            7,083
                         Increase (decrease) to fair value:
                              Property, plant and equipment           (  1,344)


                    Cost in excess of net assets acquired              $ 9,217

          Note B - The pro forma adjustments to the condensed consolidated statements of income are as follows:

               (2)  Adjustments to cost of sales:
                    Effect on historical expenses of the change in
                    the carrying amount of net assets resulting
                    from the allocation of the purchase price as
                    described in pro forma adjustment (1) to the
                    pro forma condensed consolidated balance sheet     ($   51)

               (3)    Adjustments  to selling,  general  and administrative
                      expenses:
                    Amortization of excess cost over fair value of
                    net assets acquired over 15 years                  $   600

               (4)  Adjustments to other (income) expense:
                    Interest on term loan at LIBOR plus 2%
                      (average of 6.41%)                               $   918

               (5)  Adjustments to provision for income taxes:
                    To adjust tax expense to reflect the income tax effects
                    at the Company's  effective tax rate  of the pro  forma
                    adjustments to income before income taxes.         $   337


                          Page 15 of 19 Pages

               (c)  Exhibits

                    2 Asset Purchase Agreement dated as of March 6, 1995 between the Registrant and Kayser-Roth Corporation (previously filed).

                    23.1      Consent of Arthur Andersen LLP.



                          Page 16 of 19 Pages

                                      SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ALBA-WALDENSIAN, INC.



                                        By:   /s/ Thomas Nail
                                              Thomas Nail
                                              Treasurer, Secretary and Chief
                                              Financial Officer



          Dated:  May 18, 1995


                          Page 17 of 19 Pages

                          SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C.


                                       EXHIBITS

                                      FORM 8-K/A
                                   AMENDMENT NO. 1

                                    CURRENT REPORT


          Date of Report                             Commission File Number
          March 6, 1995                                           1-6150


                                ALBA-WALDENSIAN, INC.

                                    EXHIBIT INDEX


          Exhibit No               Exhibit Description


             2 Asset Purchase Agreement dated as of March 6, 1995 between the Registrant and Kayser-Roth Corporation. (previously filed).

            23.1              Consent  of Arthur  Andersen   LLP
                              (page 19 of the sequentially numbered pages).


                          Page 18 of 19 Pages